UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 23, 2009

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

  Delaware                                       001-13835                                  39-1661164
 (State or Other Jurisdiction        (Commission file Number)        (IRS Employer
       of  Incorporation)                                                                       Identification No.)

    50 Lakeview Parkway, Suite 111, Vernon Hills, IL                               60061
(Address of Principal Executive Offices)                                             (Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1                      Registrant’s Business and Operations

Item 1.02                      Termination of a Material Definitive Agreement

On June 23, 2009, the Registrant gave written notice to Ellen R. Hoffing, the Registrant’s President and Chief Executive Officer, that the Registrant would let Ms. Hoffing’s employment agreement (“Agreement”) lapse when the current term expires on August 28, 2009 (“Expiration Date”).  Thereafter, the Registrant intends to negotiate with Ms. Hoffing an agreement to continue to serve as the Registrant’s President and Chief Executive Officer on terms to be mutually agreed upon by the Registrant and Ms. Hoffing.  The Agreement, entered into initially on August 29, 2006, required this written notice at least 60 days prior to the Expiration Date in order to prevent an automatic one-year renewal of the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of June 2009.
                        APPLIED NEUROSOLUTIONS, INC.

                          By:           /s/ David Ellison
                  Name:     David Ellison
                   Title:      Chief Financial Officer

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